SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      New Frontier Media, Inc.
 .................................................................
       (Name of Registrant as Specified In Its Charter


                     New Frontier Media, Inc.
 .................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:

       .............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
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previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:

       ..............................................................

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       ..............................................................

    4) Date Filed:

       ..............................................................

                            NEW FRONTIER MEDIA, INC.
                         1050 WALNUT STREET, SUITE 301
                            BOULDER, COLORADO 80302
                                 (303) 444-0632

                                                                  August 7, 1998

Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of New Frontier Media, Inc. ("the Company"), to be held at 10:00 a.m., Mountain Daylight Time, on September 11, 1998, at 313 Sodergreen Road, Laramie, Wyoming 82070.

     Your Board of Directors urges you to read the accompanying Notice of Annual Meeting and Proxy Statement and recommends that you vote for the election of the six directors nominated, for approval of the Company's 1998 Incentive Stock Option Plan and for ratification of the Board's appointment of Spicer, Jefferies & Co. as the Company's independent auditors for the 1998 fiscal year.

     The vote of every stockholder is important. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, we urge you to sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

     Thank you for your cooperation.

                                          Very truly yours,

                                          Mark H. Kreloff
                                          Chairman of the Board and
                                          Chief Executive Officer

                            NEW FRONTIER MEDIA, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
New Frontier Media, Inc.

     The Annual Meeting of Shareholders of New Frontier Media, Inc.(the "Company") will be held on September 11, 1998, at 10:00 a.m., Mountain Daylight Time, at 313 Sodergreen Road, Laramie, Wyoming 82070 for the following purposes:

     1. To elect six directors to serve for the ensuing year and until their successors are elected;

     2. To approve the Company's 1998 Incentive Stock Option Plan;

     3. To ratify the appointment of Spicer, Jefferies & Co. as the Company's independent auditors for the fiscal year ending March 31, 1999; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 3, 1998, as the record date for determination of those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment thereof.

     If you plan to attend the meeting, please mark the appropriate box on your proxy card. Upon receipt of the card, an admission ticket will be sent to you.

     Whether or not you expect to attend, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENVELOPE PROVIDED. No postage is required if mailed in the United States.


                                          By Order of the Board of Directors

                                          Michael Weiner
                                          Secretary

Boulder, Colorado
August 7, 1998

                            NEW FRONTIER MEDIA, INC.
                         1050 WALNUT STREET, SUITE 301
                            BOULDER, COLORADO 80302

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.0001 par value per share ("Common Stock"), of New Frontier Media, Inc. ("the Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on September 11, 1998 at 10:00 a.m. (Mountain Daylight Time), at 313 Sodergreen Road, Laramie, Wyoming 82070, and at any adjournment thereof. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. At present, the Board of Directors knows of no other business which will come before the meeting.

     The Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about August 7, 1998. The Company will bear the cost of its solicitation of proxies. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram, and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

REVOCABILITY AND VOTING OF PROXY

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the instructions specified thereon. If no instructions are given, the proxies will be voted FOR the election of management's six nominees for election as directors, FOR the adoption of the Company's 1998 Incentive Stock Option Plan and FOR ratification of the appointment of Spicer, Jefferies & Co. as the Company's independent auditor for the fiscal year ending March 31, 1999.

RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on August 3, 1998 are entitled to notice of and to vote at the meeting or any adjournment thereof. On August 3, 1998, the Company had outstanding 6,542,000 shares of Common Stock, each of which is entitled to one vote upon matters presented at the meeting.

     Votes cast at the meeting will be tabulated by persons appointed as inspectors of election of the meeting. The inspectors of election will treat shares of Common Stock represented by a properly signed and returned proxy as "present" at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum.

     The nominees for election to the Board of Directors receiving the greatest number of affirmative votes cast by the holders of Common Stock, up to the number of directors to be elected, will be elected as directors. Accordingly, abstentions or broker non-votes as to the election of directors will have no effect on the election of directors.

     The affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy and entitled to vote thereat will be required to ratify the selection of independent public accountants and to approve the 1998 Incentive Stock Option Plan. In determining whether such proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

ANNUAL REPORT

     The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 is being mailed with this proxy statement.

                  SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as the beneficial ownership of the Company's Common Stock as of June 30, 1998, by persons known by the Company to own or deemed to own, beneficially 5% or more of the Company's Common Stock.

                   NAME AND ADDRESS OF                   NUMBER OF SHARES           PERCENT OF
                    BENEFICIAL OWNER                    BENEFICIALLY OWNED            CLASS
    -------------------------------------------------   -------------------      ----------------
    Maxim Corporation(1) ............................         475,000                  7.26%
    1035 Pearl Street
    Boulder, CO 80302

---------------
(1) 195,000 Common Shares owned by Stephen P. Cherner; 80,000 Common Shares owned by Maxim Profit Sharing Plan; 200,000 Common Shares owned by Maxim Corporation. Mr. Cherner is the owner of Maxim Corporation.

                         BOARD AND MANAGEMENT OWNERSHIP

     The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of June 30, 1998 for (i) each director and nominee for election as a director, including Mark H. Kreloff, the Chairman and Chief Executive Officer, and Michael Weiner. the Executive President and Secretary, (ii) the two most highly compensated executive officers other than Messrs. Kreloff and Weiner, and (iii) all directors, nominees for director and executive officers as a group (10 persons).

                  NAME AND ADDRESS OF                     NUMBER OF SHARES           PERCENT OF
                    BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)            CLASS
    ------------------------------------------------   ----------------------      ---------------
    Mark H. Kreloff ................................          1,014,000(2)              15.50%
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

    Michael Weiner .................................            595,400                  9.10%
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

    Andrew V. Brandt ...............................            224,500                  3.43%
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

    Scott Wussow ...................................             10,000                 *
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

                  NAME AND ADDRESS OF                    NUMBER OF SHARES            PERCENT OF
                    BENEFICIAL OWNER                   BENEFICIALLY OWNED(1)            CLASS
    ------------------------------------------------   ---------------------         ----------
    Clive Ng .......................................                  0                 *
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

    Koung Y. Wong ..................................                  0                 *
    1050 Walnut Street, Suite 301
    Boulder, CO 80302

    Stuart K. Duncan(3) ............................            810,000                  11.0%
    2500 Don Reid Drive
    Ottawa, Ontario
    K1H 8P5

    All officers and directors as a group (10
    persons)........................................          2,666,400                 36.27%

---------------
* Represents less than .1% of the outstanding Common Stock

(1) Each of the parties listed has sole voting and investment power with respect to all shares of Common Stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Exchange Act.

(2) Indirectly owned through Calan Investments LLC, a limited liability company.

(3) Includes 405,000 shares which are issuable upon the exercise of 405,000 warrants to purchase common stock which are beneficially owned by Mr. Duncan, a nominee for Director.

ITEM 1 - ELECTION OF DIRECTORS

NOMINEES

     It is proposed that the six persons named below will be elected as Directors of the Company at the meeting. Unless otherwise specified, the enclosed proxy will be voted for the election of, Mark H. Kreloff, Michael Weiner, Andrew V. Brandt, Stuart K. Duncan, Clive Ng and Koung Y. Wong to serve as directors until the next Annual Meeting of Shareholders and until their successors shall have been duly elected and qualified. Each of the nominees now serves as a director of the Company. In the event that any of these nominees shall be unable to serve as a director, discretionary authority is reserved to vote for a substitute. The Board of Directors has no reason to believe that any of these nominees will be unable to serve.

     Set forth below are the names and ages of the nominees, the principal occupation of each, the year in which first elected a director of the Company, the business experience of each for at least the past five years and certain other information concerning each of the nominees.

                                   DIRECTOR                 PRINCIPAL OCCUPATION
         NOMINEE            AGE     SINCE                DURING THE PAST FIVE YEARS
-------------------------   ----   -------   ---------------------------------------------------
Mark H. Kreloff (1)(2)...    36      1995    Mr. Kreloff has held the title Chairman and Chief
                                             Executive Officer of New Frontier Media, Inc. since
                                             the Company's inception in September, 1995. Mr.
                                             Kreloff has been actively involved in the cable
                                             television, entertainment and computer software
                                             industries since 1977. During the four years
                                             immediately preceding his founding of the Company,
                                             he was the President and Chairman of the Board for
                                             LEI Partners, L.P., a LaserDisc publishing com-
                                             pany; Elmfield IV, Inc., an entertainment
                                             production and distribution company, and California
                                             Software Partners, L.P., a computer software
                                             development and publishing

                                   DIRECTOR                 PRINCIPAL OCCUPATION
         NOMINEE            AGE     SINCE                DURING THE PAST FIVE YEARS
-------------------------   ----   --------  ---------------------------------------------------
                                             company. Previously, Mr. Kreloff held the title
                                             Vice President, Mergers and Acquisitions, with
                                             Kidder Peabody & Co. and Drexel Burnham Lambert.

Michael Weiner...........    56      1995    Mr. Weiner has been the Executive Vice President
                                             and a director of New Frontier Media, Inc. since
                                             the Company's inception. Prior to founding the
                                             Company, Mr. Weiner was actively involved as a
                                             principal and director in a variety of publishing
                                             businesses, including a fine art poster company.
                                             Mr. Weiner has been actively involved in creative
                                             businesses for the past 25 years. His background
                                             includes 15 years in real estate development and
                                             syndication as well as ownership in various
                                             publishing companies. Mr. Weiner is a partner in
                                             the investment firm Maxim Financial Corporation, a
                                             private portfolio management company based in
                                             Boulder, Colorado. From June, 1995 to the present,
                                             Mr. Weiner has been Executive Vice President of the
                                             Company. For the 15 years prior to June, 1995, Mr.
                                             Weiner was self-employed as a real estate and
                                             business consultant.

Andrew V. Brandt.........    29      1998    Mr. Brandt has held the title of Senior Vice
                                             President of New Frontier Media since the Company's
                                             inception. Mr. Brandt has extensive experience in
                                             software company management, 3-D computer graphics,
                                             user interface design, and software engineering.
                                             Prior to joining New Frontier Media, Inc., Mr.
                                             Brandt spent two years developing numerous 3-D
                                             graphics libraries and graphical user interfaces
                                             for a variety of platforms. Mr. Brandt developed a
                                             system for medical applications utilizing
                                             real-time, three-dimensional ultrasound acquisition
                                             and a video see-through head-mounted display. He
                                             also helped prototype the first digital video
                                             interactive system and led the port of Pixar's
                                             RenderMan to a supercomputer. Mr. Brandt grad-
                                             uated Magna Cum Laude from the University of
                                             California, San Diego with a B.S. in Computer
                                             Engineering and holds an M.S. in Computer Science
                                             from the University of North Carolina at Chapel
                                             Hill.

Clive Ng(1)(2)...........    36      1995    Mr. Ng is Deputy Chairman of Pacific Media PLC, a
                                             publicly-listed UK company. Pacific Media PLC owns
                                             the United Artists Theaters Asia with United
                                             Artists Theaters of the US and with TVB of
                                             Hongkong, the Chinese Channel in Europe. Mr. Ng
                                             co-founded UIH Asia Holdings, a regional
                                             partnership to develop Asian cable television
                                             markets, as well as Spectradyne Asia, then the
                                             leader in the TV settop box business for hotels. In
                                             1995 he led Pacific Media's purchase of a key share
                                             in one of Hongkong's leading ISP's, Hongkong
                                             Supernet. Mr. Ng earned a Bachelor of Arts degree
                                             from Syracuse University's School of Management in
                                             1983, and earned a Master's Degree in Business
                                             Administration from New York University in 1985.

                                   DIRECTOR                 PRINCIPAL OCCUPATION
         NOMINEE            AGE      SINCE               DURING THE PAST FIVE YEARS
-------------------------   ----   --------  ---------------------------------------------------
Koung Y. Wong(1)(2)......    45      1995    Mr. Wong was born in Canton, China in 1952 and
                                             immigrated to the United States in 1969 with his
                                             family. He earned a Bachelor of Arts degree from
                                             City College of San Francisco in 1975, and studied
                                             Architecture at the University of California at
                                             Berkeley for one year. In 1976, Mr. Wong opened a
                                             stereo store, Wong's Hi-Fi, in San Francisco. For
                                             the last 21 years, Mr. Wong has been the president
                                             and sole shareholder of Wong's Audio-Visual, Inc. a
                                             leading commerce electronics hardware and software
                                             distribution company based in South San Francisco,
                                             California. Wong's Audio-Visual, Inc. includes a
                                             20,000 square-foot corporate headquarters and
                                             distribution center and an 8,500 square-foot retail
                                             superstore in San Francisco.

Stuart K. Duncan.........    41    Nominee   Mr. Duncan has been the President and CEO of Fifth
                                    for      Dimension Communications Holdings, Inc., Fifth
                                   Director  Dimension Fibrecom, Inc., Fifth Dimension
                                             Communications (1996), Inc. and Fifth Dimension
                                             Satcom, Inc. since 1993. At Fifth Dimension, Mr.
                                             Duncan was responsible, among other things, for the
                                             founding of the Extasy Networks, which adult C-band
                                             broadcast channels were subsequently acquired by
                                             the Company in February 1998. Mr. Duncan is also a
                                             director of Applied Carbon Technology, Inc., a
                                             publicly traded company listed on the Toronto Stock
                                             Exchange and the OTC Bulletin Board.

---------------
(1) Member Compensation Committee

(2) Member Audit Committee

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

MEETING OF THE BOARD OF DIRECTORS

     During the Company's fiscal year ended March 31, 1998, the Board of Directors held two meetings and acted five times by unanimous written consent. Each Director attended more than seventy-five percent (75%) of the Board meetings and meetings of the Board committees on which he served. The Company does not have a standing nominating committee, the functions of which are performed by the entire Board.

     During the Company's fiscal year ended March 31, 1998, the Compensation Committee of the Board met once and acted once upon unanimous written consent. The Compensation Committee has the power to prescribe, amend and rescind rules relating to the Company's 1998 Stock Option Plan, to grant options and other awards under the Plan and to interpret the Plan.

     During the Company's fiscal year ended March 31, 1998, the Audit Committee of the Board met twice and acted once upon unanimous written consent. The Audit Committee has the responsibility of recommending the firm to be chosen as independent auditors, overseeing and reviewing the audit results and monitoring the effectiveness of internal audit functions. The Audit Committee has recommended the selection of Spicer, Jefferies & Co. as independent auditors for the year ended March 31, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the fiscal year ended March 31, 1998, Messrs. Kreloff, Weiner and Brandt each inadvertently failed to file on a timely basis a Form 4 Report with respect to private gift transactions effected in March

1998. With respect to Mr. Kreloff, the late filing related to one (1) gift transaction, with respect to Mr. Weiner, the late filing related to three (3) gift transactions, and with respect to Mr. Brandt, the late filing related to four (4) gift transactions. In none of the above transactions did any of such executive officers receive any compensation for the disposed shares.

DIRECTOR COMPENSATION

     None of the Company's directors received any compensation during the most recent fiscal year for serving in his position as a director.

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to executive officers of the Company for three fiscal years ended March 31, 1998.

      NAME AND                                                OTHER ANNUAL      RESTRICTED     OPTIONS/     LTIP       ALL OTHER
 PRINCIPAL POSITION     YEAR       SALARY($)     BONUS($)     COMPENSATION     STOCK AWARDS      SARS      PAYOUTS    COMPENSATION
---------------------  -------     ---------     --------     ------------     ------------    --------    -------    ------------
Mark H. Kreloff, CEO,
  COO, Pres., and
  Chairman...........    1998        39,167       75,000             0                0             0          0          3,053
                         1997             0       15,000             0                0             0          0         36,028
                         1996        33,000            0             0                0             0          0              0
Michael Weiner, Sr.
  V.P., Sec.-Treas.
  and Director.......    1998        39,167       75,000             0                0             0          0          6,229
                         1997             0       15,828             0                0             0          0              0
                         1996        31,250            0             0                0             0          0              0
Andrew V. Brandt, Sr.
  V.P. and
  Director...........    1998        80,627            0             0                0             0          0          6,511
                         1997        75,695        3,125             0                0             0          0          5,053
                         1996        50,000       23,841             0                0             0          0              0

Scott D. Wussow,
  CFO................    1998        55,108            0             0                0             0          0              0
                         1997        46,333        2,083             0                0             0          0              0
                         1996           N/A          N/A           N/A              N/A           N/A        N/A            N/A

EMPLOYMENT AGREEMENTS

     The Company has an employment agreement with Mr. Brandt. Such agreement will continue through August, 2000, unless earlier terminated for cause, and provides for annual compensation of $75,695.

LIMITS ON LIABILITY AND INDEMNIFICATION

     The Company's Articles of Incorporation eliminate the personal liability of its directors to the Company and its shareholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances. The Articles of Incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. The Company believes that such indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

CERTAIN TRANSACTIONS

     As of March 31, 1998, the Company has notes payable to officers and shareholders bearing interest at 8.5%, unsecured and due on demand anytime after December 31, 1996 in the amount of $106,465.

     On March 2, 1998, the Company loaned an entity owned by two major shareholders of the Company $100,000 in the form of a promissory note receivable. The note bears interest at 8% per annum, is due on demand and is secured by common stock of the Company.

     The Company had an agreement with an entity related to a major shareholder to sell, package, handle, replicate and his adult video disc titles at the Company's expense for a management fee of $35,000 per month through May 31, 1996 and $40,000 per month through July 1, 1997. As of July 1, 1997 this agreement was terminated and the Company assumed all responsibilities associated with the titles. During the years ended March 31, 1998 and 1997 this related entity withheld from sales of $353,293 and $2,236,143. Replicating costs of $286,361 and $1,646,364 and management fees of $120,000 and $470,000, respectively. Included in accounts payable at March 31, 1998 is $22,332 due to the related entity. In June, 1995, the Company issued a three year note receivable to one of its officers in the amount of $38,000. The note requires interest only payments at a rate of 6.1%, payable on a quarterly basis with the principal due on August 31, 1998. Interest earned on this note for the years ended March 31, 1998 and 1997 was $2,318 and $2,318.

     The Company leases certain equipment and office space through entities controlled by an officer and shareholder on a month to month basis. During the years ended March 31, 1998 and 1997 the Company paid $87,033 and $116,549 to these entities relating to these leases.

     Any ongoing or future transactions between the Company and its officers, directors, principal shareholders, or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any future loans to officers, directors, principal shareholders, or affiliates will be made for a bonafide business purpose, on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors.

ITEM 2 - APPROVAL OF THE COMPANY'S 1998 INCENTIVE STOCK OPTION PLAN

     On July 21, 1998, the Board of Directors adopted the New Frontier Media, Inc. 1998 Incentive Stock Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The principal features of the Plan, as amended, are summarized below, but such summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.

     Under the Plan, up to an aggregate of 750,000 shares of the Company's Common Stock may be issued pursuant to stock options, subject to adjustment in the case of certain corporate transactions.

     The options may be either options intended to qualify as "incentive stock options", as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code"), on non-statutory options. The per share exercise price of options granted under the Plan may not be less than 100% of the Fair Market Value (as defined below) of a share of the Company's Common Stock on the date of grant. Shares of Common Stock acquired under the Plan may be treasury shares; including shares purchased in the open market for use in the Plan, newly issued shares, or a combination thereof. Fair Market Value, as of any date, means the closing sales price of a share of Common Stock as reported by the National Association of Securities Dealers, Inc.

     The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Plan to be effective.

     The Board of Directors unanimously recommends that stockholders vote FOR approval of the Plan.

1998 INCENTIVE STOCK PLAN

     The Company has adopted the New Frontier 1998 Incentive Stock Plan to promote the long-term growth and profitability of the Company by (i) providing key directors, officers and employees of the Company and its subsidiaries with incentives to improve shareholder value and contribute to the growth and financial success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility. As described more fully below, the Plan provides for grants of options to purchase specified numbers of shares of Common Stock at predetermined prices.

     The following discussion represents only a summary of certain of the Plan terms and is qualified in its entirety by reference to the complete Plan, a copy of which is annexed hereto as Exhibit "A".

     Shares Available; Maximum Awards; Participants. A total of 750,000 shares of the Company's Common Stock has been reserved for issuance pursuant to options granted pursuant to the Plan. The Plan allows the Company to grant options to employees, officers and directors of the Company and its subsidiaries; provided that only employees of the Company and its subsidiaries may receive incentive stock options under the Plan. As of the date of this proxy statement, the Company has not granted any options.

     Stock Option Features. Under the Plan, options to purchase the Company's Common Stock may take the form of incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options ("NQSOs"). As required by Section 422 of the Code, the aggregate fair market value (as defined in the Plan) of shares of Common Stock (determined as of the date of grant of the ISO) with respect to which ISOs granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSOs.

     Initially, each option will be exercisable over a period, determined by the Board of Directors or the Compensation Committee of the Board of Directors of the Company, in its discretion, of up to ten years from the date of grant. Options may be exercisable during the option period at such time, in such amounts, and in accordance with such terms and conditions and subject to such restrictions as are determined by the Board or the Compensation Committee and set forth in option agreements evidencing the grant of such options; provided that no option may be exercisable less than one year from its date of grant.

     The exercise price of options granted pursuant to the Plan is determined by the Board or the Compensation Committee, in its discretion; provided that the exercise price of an ISO may not be less than 100% of the fair market value (as defined in the Plan) of the shares of the Company Common Stock on the date of grant. The exercise price of options granted pursuant to the Plan is subject to adjustment as provided in the Plan to reflect stock dividends, splits, other recapitalizations or reclassifications or changes in the market value of the Company Common Stock. In addition, the Plan provides that, in the event of a proposed change in control of the Company (as defined in the Plan), the Board or the Compensation Committee is to take such actions as it deems appropriate to effectuate the purposes of the Plan and to protect the grantees of options, which action may include (i) acceleration or change of the exercise dates of any option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option; and
(iii) in any case where equity securities other than Common Stock are proposed to be delivered in exchange for or with respect to Common Stock, arrangements providing that any option shall become one or more options with respect to such other equity securities. Further, in the event the Company dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in the Plan or any grant agreement pursuant thereto (i) each grantee shall have the right to exercise his option at any time up to ten days prior to the effective date of such liquidation and dissolution; and (ii) the Board or the Compensation Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any option that is so canceled or surrendered at any time up to ten days prior to the effective date of such liquidation and dissolution. The Board or the Compensation Committee also may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act.

     The shares purchased upon the exercise of an option are to be paid for by the optionee in cash or cash equivalents acceptable to the Compensation Committee.

     Except as permitted pursuant to Rule 16b-3 under the Exchange Act, and in any event in the case of an ISO, an option is not transferable except by will or the laws of descent and distribution. In no case may the options be exercised later than the expiration date specified in the option agreement.

     Plan Administration. The Plan initially will be administered by the Compensation Committee of the Board of Directors, consisting of at least two directors who are "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code.

     The Compensation Committee will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards. The Compensation Committee may interpret the Plan and may at any time adopt such rules and regulations for the Plan as it deems advisable. The Board of Directors may at any time amend or terminate the Plan and change its terms and conditions, except that, without shareholder approval, no such amendment may (i) materially increase the maximum number of shares as to which awards may be granted under the Plan; (ii) materially increase the benefits accruing to Plan participants; or (iii) materially change the requirements as to eligibility for participation in the Plan.

     Accounting Effects. Under current accounting rules, neither the grant of options at an exercise price not less than the current fair market value of the underlying Common Stock, nor the exercise of options under the Plan, is expected to result in any charge to the earnings of the Company.

     Certain Federal Income Tax Consequences. The following is a brief summary of certain Federal income tax aspects of awards under the Plan based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Incentive Stock Options. An optionee will not realize taxable income upon the grant of an ISO. In addition, an optionee will not realize taxable income upon the exercise of an ISO, provided that such exercise occurs no later than three months after the optionee's termination of employment with the Company (one year in the event of a termination on account of disability). However, an optionee's alternative minimum taxable income will be increased by the amount that the fair market value of the shares acquired upon exercise of an ISO, generally determined as of the date of exercise, exceeds the exercise price of the option. If an optionee sells the shares of Common Stock acquired upon exercise of an ISO, the tax consequences of the disposition depend upon whether the disposition is qualifying or disqualifying. The disposition of the shares is qualifying if made more than two years after the date the ISO was granted and more than one year after the date the ISO was exercised. If the disposition of the shares is qualifying, any excess of the sale price of the shares over the exercise price of the ISO would be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is not qualifying, i.e., a disqualifying disposition, the excess of the fair market value of the shares on the date the ISO was exercised over the exercise price would be compensation income taxable to the optionee at the time of the disposition, and any excess of the sale price of the shares over the fair market value of the shares on the date the ISO was exercised would be capital gain.

     Unless an optionee engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. However, if an optionee engages in a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

     Non-qualified Stock Options. An optionee will not realize taxable income upon the grant of an NQSO. However, when the optionee exercises the NQSO, the difference between the exercise price of the NQSO and the fair market value of the shares acquired upon exercise of the NQSO on the date of exercise is compensation income taxable to the optionee. The Company generally will be entitled to a deduction equal to the amount of compensation income taxable to the optionee.

ITEM 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Although the By-Laws of the Company do not require the submission of the selection of independent auditors to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent auditors be ratified by the stockholders. Spicer, Jefferies & Co. has been the independent public accountants for the Company since its inception and has been appointed to serve that capacity for the 1998 fiscal year. The Board of Directors will ask the stockholders to ratify the appointment of this firm as independent auditors for the Company at the Annual Meeting.

     A representative of Spicer, Jefferies & Co. will be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF SPICER, JEFFERIES & CO. AS THE COMPANY'S INDEPENDENT AUDITORS.

                             SHAREHOLDER PROPOSALS

     All shareholder proposals which are intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company no later than April 11, 1999, for inclusion in the Board of Directors' proxy statement and form of proxy relating to the meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

     The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Michael Weiner
                                              Secretary

Dated: August 7, 1998.

                                                                     EXHIBIT "A"

                            NEW FRONTIER MEDIA, INC.
                           1998 INCENTIVE STOCK PLAN

1.  ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

     New Frontier Media, Inc. hereby establishes the NEW FRONTIER MEDIA, INC. 1998 INCENTIVE STOCK PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of New Frontier Media, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

     The Plan permits the granting of stock options, including non-qualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2.  DEFINITIONS

Under this Plan, except where the context otherwise indicates, the following definitions apply:

     (a) "Board" shall mean the Board of Directors of the Corporation.

     (b) "Change in Control" shall mean (i) any sale, exchange or other disposition of substantially all of the Corporation's assets; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

     (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

     (e) "Common Stock" shall mean shares of the Corporation's common stock, $.0001 par value.

     (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system established by the National Association of Securities Dealers, Inc. ("Nasdaq System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

     (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

     (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

     (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

     (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

     (k) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.  ADMINISTRATION

     (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

     Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

     The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

     (b) Rule 16b-3 Requirements. The members of the Committee shall be both "non-employee directors" within the meaning of Rule 16b-3, and "outside directors" within the meaning of Section 162(m) of the Code. The Board shall take all action necessary to cause the Plan to be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

     (c) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

          (ii) determine the types of Options to be granted,

          (iii) determine the number of shares to be covered by each Option,

          (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

          (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

          (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

     The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

     (d) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (e) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.  SHARES AVAILABLE FOR THE PLAN: MAXIMUM AWARDS

     Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 750,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

     The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 250,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.  PARTICIPATION

     Participation in the Plan shall be open to all employees, officers and directors of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

     Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.  STOCK OPTIONS

     Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants non-qualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

     (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

     (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

     (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

     The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

     (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

     (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as non-qualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

     The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

     Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

     (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7.  WITHHOLDING OF TAXES

     The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.  TRANSFERABILITY

     To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.  ADJUSTMENTS; BUSINESS COMBINATIONS

     In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

     In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

     In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10.  TERMINATION AND MODIFICATION OF THE PLAN

     The Board, without further approval of the stockholders, may modify or terminate the Plan, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval would be required for continued compliance with Rule 16b-3.

     The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11.  NON-GUARANTEE OF EMPLOYMENT

     Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

12.  TERMINATION OF EMPLOYMENT

     For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.  WRITTEN AGREEMENT

     Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.  NON-UNIFORM DETERMINATIONS

     The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15.  LIMITATION ON BENEFITS

     With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.  LISTING AND REGISTRATION

     If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq system or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17.  COMPLIANCE WITH SECURITIES LAWS

     The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq system upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18.  GOVERNING LAW

     The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Colorado, without regard to its conflict of laws rules and principles.

19.  PLAN SUBJECT TO CERTIFICATE OF INCORPORATION AND BY-LAWS

     This Plan is subject to the Articles of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20.  EFFECTIVE DATE; TERMINATION DATE

     The Plan is effective as of July 21, 1998, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on July 21, 2008, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

P R O X Y
                            NEW FRONTIER MEDIA, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, revoking all previous proxies, hereby constitutes and appoints Mark Kreloff and Michael Weiner, and each of them, proxies with full power of substitution to vote for the undersigned all shares of Common Stock of New Frontier Media, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Stockholders to be held on September 11, 1998, at 313 Sodergreen Road, Laramie, Wyoming 82070, at 10:00 a.m., Mountain Daylight Time, and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or refrain from voting as checked on the reverse side upon the matters listed on the reverse side, and otherwise in their discretion.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEM 2 AND ITEM 3. The         I plan to attend
shares represented by this proxy will be voted as directed by the stockholder. If no direction is given          the meeting
when the duly executed proxy is returned, such shares will be voted "FOR ALL Nominees" in Item 1 and                 / /
"FOR" Item 2 and Item 3.

ITEM 1--Election of six (6) Directors                                    Withheld for the following only:
Nominees: Mark H. Kreloff, Michael Weiner, Andrew V. Brandt,             (Write the name(s) of the Nominee(s) in the space below)
Clive Ng, Koung Y. Wong, Stuart K. Duncan                                --------------------------------------------------------

      FOR ALL NOMINEES                WITHHOLD AUTHORITY
    with exceptions noted              FOR ALL NOMINEES
            / /                              / /

ITEM 2--Approval of 1998 Incentive Stock Option Plan.

              FOR       AGAINST     ABSTAIN
              / /         / /         / /


ITEM 3--Ratification of appointment of Spicer, Jefferies & Co. as Independent auditors for the 1998 fiscal year.

              FOR       AGAINST     ABSTAIN
              / /         / /         / /

If you plan to attend the Annual Meeting check the box above.

DATED: ------------------------------------------------------------------, 1998

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                         SIGNATURE(S) OF STOCKHOLDER(S)

-------------------------------------------------------------------------------
                                     TITLE

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.

           Please mark your choice like this / / in blue or black ink.